Workhorse Group Reports Third Quarter 2023 Results CINCINNATI, November 14, 2023 -- Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company with a vision to pioneer the transition to zero emission commercial vehicles, today reported financial results for the third quarter ended September 30, 2023. Management Commentary “We continued to deliver on our key priorities during the third quarter, making important progress across our commercial EV, drone and last mile delivery product roadmaps,” said Workhorse CEO Rick Dauch. “In Q3, we completed both durability and systems testing, which enabled us to launch production of the W56 stripped chassis and step van models on time. We also increased production and successfully completed customer demonstrations of the W750 step van. We added two new certified dealers to our commercial vehicle network. At our Aero business, we continue to work closely with UPS Flight Forward to put our aircraft on their FAA Part 135 certificate. We sold UPS additional drones for FAA certification and field testing. Across both our Commercial Vehicle and Aerospace businesses, our teams are delivering with dedication and hard work to create high quality, reliable, industry-leading products for our customers.” Mr. Dauch continued, “While we made tremendous progress in the areas within our control, our ability to deliver W4 CCs and W750s during the quarter was severely impacted by the lack of HVIP voucher availability in California. As of today, I am pleased to report that we have successfully resolved this issue and are moving swiftly ahead. On November 8, we received approval to participate in a first-of-its-kind program that the California Air Resources Board (“CARB”) has now put in place for HVIP certification in California, and Workhorse is the first company to receive this approval. We sincerely appreciate the problem-solving efforts of CARB. While this delay impacted our financial results for the third quarter and our outlook for the remainder of this year, we are now in a position to execute free of constraints. We feel strongly that we have the right products targeting the right market segments as we help drive the transition to EV powered commercial work trucks in California and other states adopting the CARB Clean Fleet mandates in 2024 and beyond. With the strong technical, operating and commercial foundations we now have in place, we are poised to win in the market and deliver long-term shareholder value.” Executing Strategic Commercial Vehicle Product Roadmap Workhorse continues to execute its strategic product roadmap for its electric vehicle delivery offerings. • W56: During the third quarter, Workhorse began production of both the stripped chassis and step van models, after successfully completing all FMVSS, durability and validation testing. Workhorse has initial production demonstration units in the field in California with multiple customers, with initial feedback being extremely positive on performance in real-world last-mile routes. The Company anticipates final HVIP certification of the W56 to be completed in Q4 2023. • W4 CC/W750: The Company has reached production of four W750s per week, shipped demonstration vehicles to potential customers and completed demonstration tests with city government agencies in California and two 30-day delivery routes for a major office supply company on the East Coast. Given current inventory levels, the Company temporarily paused further production of the W4 CC pending resolution of the HVIP voucher matter in California.

• Continued Build Out of Commercial Footprint: Workhorse successfully added two new certified dealers to the network. • Received Internal Revenue Service Approval as a Qualified Manufacturer for the Commercial Clean Vehicle Credit. This approval provides Workhorse customers eligibility to receive up to a $40,000 federal tax credit per vehicle for deliveries of all Workhorse vehicles in 2023 and beyond. • Enhanced the Company’s Facilities and Team: The Company is adding plant and product staff at its facilities at a pace to match production demand. At the Union City, IN plant, installation of the in-house paint system was completed and placed into service, representing the last major capital investment for the facility. • Stables by Workhorse: Workhorse’s Stables operations continues to successfully deliver last mile packages for FedEx Ground and incrementally grow route assignments. Workhorse has electrified over half of the Lebanon, OH fleet and is continuing to review options to partner with operators in other incentive-based states. Workhorse now has seven Class 4 EV units in the delivery fleet and plans to add W56 vehicles to the fleet in Q4 2023. Achieved Milestones in Aerospace Business & Exploring Strategic Alternatives Workhorse achieved notable milestones during the third quarter including: • Began drone assembly in the Mason, OH facility. The Company sold and delivered 3 additional drone aircraft. • Received two additional grants, expanding work for USDA. The two grants total approximately $1.1 million, adding watershed scanning for the National Conservation Resources Service and more farms to the agricultural work the Company has done for the USDA over the last two years. • Entered the Federal Aviation Administration (“FAA”) 44807 Exemption process. Workhorse has begun the process to place the WA4-100, known as HorseFly, on UPS Flight Forward’s (UPSFF) FAA Part 135 “drone airline” certificate and plans to have the HorseFly approved for FAA Part 135 operations by the end of 2023. The Company is evaluating a broad range of strategic alternatives for its Aero business which may include a sale of the business, strategic partnership, another transaction or the continued execution of the Company’s strategic plan for Aero within Workhorse. The Company has not set a timetable for completion of the process and does not intend to comment further until the process is complete. Mr. Dauch added, “Our highly experienced Aero team has significantly advanced our drone business and is commercializing market-leading, safe and reliable technology that has drawn customer interest as well as continuing to progress in the FAA approval process. With this foundation in place, we believe evaluating options for the business is a prudent step forward to ensure we are unlocking the most value for Workhorse while best positioning the Aero business to capture the market opportunities ahead.”

Third Quarter Financial Results Sales, net of returns and allowances, for the third quarter of 2023 were recorded at $3.0 million compared to $1.5 million in the same period last year. The increase in sales was primarily driven by the reversal of a $2.4 million sales allowance in the current period related to the sale of W4 CC vehicles in the second quarter of 2023. Cost of sales decreased to $6.6 million for the third quarter of 2023 compared to $9.5 million in the same period last year. The decrease was primarily due to a $2.9 million reduction in inventory reserves and adjustments in the same period a year ago as a result of the disposition of C-Series inventory. Lower sales volume in the current period reduced costs by $1.0 million, which was offset by a $1.2 million increase in employee compensation and related expenses as the Company continued to expand its Union City, IN workforce to support future vehicle production. Selling, general and administrative (“SG&A”) expenses for the third quarter of 2023 decreased to $11.8 million compared to $34.8 million in the same period last year. The decrease was primarily driven by a $23.9 million reduction in expenses associated with the settlement of securities and shareholder derivative litigation incurred in the same period last year. Employee compensation and related expenses, including non-cash stock-based compensation expense, decreased by $0.4 million compared to the prior period, which was offset by a $0.8 million increase in professional services and other expenses. Research and development (“R&D”) expenses for the third quarter of 2023 decreased to $5.8 million compared to $6.1 million in the same period last year. The decrease was driven by a $0.9 million reduction in consulting expenses partially offset by a $0.5 million increase in employee compensation and related expenses. Net interest income for the third quarter of 2023 was $0.4 million compared to $0.0 in the same period last year. Net interest income in the current period was driven by interest earned on cash in the Company’s money market investment account. Other loss for the third quarter of 2023 was $10.0 million compared to $13.4 million in other income for the same period last year. Other loss in the current period represents impairment of the Company’s investment in Tropos resulting from the economic conditions and uncertainties that have significantly affected Tropos’ performance and financial position. Other income in the prior period was recognized in connection with the sale of C-Series inventory that was previously reserved. Net loss for the third quarter of 2023 was $30.6 million compared to a net loss of $35.4 million in the same period last year. As of September 30, 2023, the Company had total working capital of $71.9 million, including $38.9 million in cash. 2023 Full Year Revenue Guidance Update Workhorse now expects 2023 full year revenues to be in the range of $10 million to $15 million. “Our financial results for the third quarter and our outlook for the year were significantly impacted by the HVIP voucher delays,” said Workhorse CFO Bob Ginnan. “The positive resolution of the HVIP voucher is great news and provides meaningful momentum exiting 2023; however, in light of this market disruption and the delayed timing for access of our products to the California market, we are significantly reducing our revenue outlook for the remainder of 2023.” “Importantly, we are taking major steps to strengthen our financial position and ensure we have the runway to execute our strategic and future product plans. We are in advanced discussions with third parties to obtain additional financing to support our growth plans. We are also evaluating other options to strengthen our liquidity position.” Conference Call Workhorse management will hold a conference call today November 14, 2023 at 8:00 a.m. Eastern time (5:00 a.m. Pacific time) to discuss these results and answer related questions. U.S. dial-in: 877-407-8289 International dial-in: 201-689-8341 Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 949-574-3860. The conference call will be broadcast live and available for replay here and via the Investor Relations section of Workhorse's website. A telephonic replay of the conference call will be available after 11:00 a.m. Eastern time on the same day through November 21, 2023. Toll-free replay number: 877-660-6853 International replay number: 201-612-7415 Replay ID: 13742452 About Workhorse Group Inc. Workhorse is a technology company focused on providing ground and air-based electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery-electric trucks and drones. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com. Forward-Looking Statements The discussions in this press release contain forward-looking statements reflecting our current expectations that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “expect,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These are statements that relate to future periods and include, but are not limited to, statements about the features, benefits and performance of our products, our ability to introduce new product offerings and increase revenue from existing products, expected expenses including those related to selling and marketing, product development and general and administrative, our beliefs regarding the health and growth of the market for our products, anticipated increase in our customer base, expansion of our products functionalities, expected revenue levels and sources of revenue, expected impact, if any, of legal proceedings, the adequacy of liquidity and capital resources, and expected growth in business. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained in this press release. Factors that could cause actual results to differ materially include, but are not limited to: our ability to develop and manufacture our new product portfolio, including the W4 CC, W750, W56 and WNext platforms; our ability to attract and retain customers for our existing and new products; risks associated with obtaining orders and executing upon such orders; the unavailability, reduction, elimination or adverse application of government subsidies, incentives and regulations; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting our company, our customers, our suppliers or the industry; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; our inability to raise additional capital to fund our operations and business plan; our ability to regain compliance with the listing requirements of the Nasdaq Capital Market and otherwise maintain the listing of our securities thereon; our ability to protect our intellectual property; market acceptance for our products; our ability to obtain sufficient liquidity from operations and financing activities to continue as a going concern and, our ability to control our expenses; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflict in Ukraine) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”), including under the “Risk Factors” section of our filings with the SEC . Forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Media Contact Aaron Palash / Greg Klassen Joele Frank, Wilkinson Brimmer Katcher 212-355-4449 Investor Relations Contact: Matt Glover and Tom Colton Gateway Investor Relations 949-574-3860 WKHS@gateway-grp.com

Workhorse Group Inc. Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Sales, net of returns and allowances $ 3,028,545 $ 1,548,798 $ 8,688,423 $ 1,575,652 Cost of sales 6,557,358 9,515,547 20,312,854 16,459,102 Gross loss (3,528,813) (7,966,749) (11,624,431) (14,883,450) Operating expenses Selling, general and administrative 11,756,291 34,753,017 40,448,651 59,693,419 Research and development 5,771,588 6,126,951 18,056,182 15,165,946 Total operating expenses 17,527,879 40,879,968 58,504,833 74,859,365 Loss from operations (21,056,692) (48,846,717) (70,129,264) (89,742,815) Interest income (expense), net 410,980 27,716 1,466,839 (2,290,993) Other income (loss) (10,000,000) 13,413,500 (10,000,000) 13,413,500 Loss before benefit for income taxes (30,645,712) (35,405,501) (78,662,425) (78,620,308) Benefit for income taxes — — — — Net loss $ (30,645,712) $ (35,405,501) $ (78,662,425) $ (78,620,308) Net loss per share of common stock Basic & Diluted $ (0.14) $ (0.22) $ (0.41) $ (0.50) Weighted average shares used in computing net loss per share of common stock Basic & Diluted 215,878,517 160,213,944 189,756,837 157,117,380 See accompanying notes to the unaudited Condensed Consolidated Financial Statements.

Workhorse Group Inc. Condensed Consolidated Balance Sheets (Unaudited) September 30, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 38,865,065 $ 99,276,301 Accounts receivable, less allowance for credit losses of zero as of September 30, 2023 and December 31, 2022, respectively 7,424,346 2,079,343 Other receivable — 15,000,000 Inventory, net 40,783,292 8,850,142 Prepaid expenses and other current assets 10,705,904 14,152,481 Total current assets 97,778,607 139,358,267 Property, plant and equipment, net 37,465,094 21,501,095 Investment in Tropos — 10,000,000 Lease right-of-use assets 10,878,500 11,706,803 Other assets 176,310 176,310 Total Assets $ 146,298,511 $ 182,742,475 Liabilities Current liabilities: Accounts payable $ 11,936,156 $ 10,235,345 Accrued and other current liabilities 5,858,754 46,207,431 Deferred revenue, current 4,736,831 3,375,000 Warranty liability 1,777,520 2,207,674 Current portion of lease liabilities 1,561,769 1,285,032 Total current liabilities 25,871,030 63,310,482 Deferred revenue, long-term — 2,005,000 Lease liability, long-term 7,658,788 8,840,062 Total Liabilities 33,529,818 74,155,544 Commitments and contingencies (Note 13) Stockholders’ Equity: Series A preferred stock, par value $0.001 per share, 75,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2023 and December 31, 2022 — — Common stock, par value $0.001 per share, 450,000,000 shares authorized, 255,382,128 shares issued and outstanding as of September 30, 2023 and 250,000,000 shares authorized, 165,605,355 shares issued and outstanding as of December 31, 2022 255,382 165,605 Additional paid-in capital 818,824,798 736,070,388 Accumulated deficit (706,311,487) (627,649,062) Total stockholders’ equity 112,768,693 108,586,931 Total Liabilities and Stockholders’ Equity $ 146,298,511 $ 182,742,475 See accompanying notes to the unaudited Condensed Consolidated Financial Statements.